                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE ABSOLUTE RETURN FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2006

Date of reporting period: DECEMBER 31, 2006

Item 1. Report to Shareholders.
ANNUAL REPORT D E C E M B E R 3 1 , 2 0 0 6

                  Worldwide Insurance Trust

                           WORLDWIDE ABSOLUTE RETURN FUND

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2006, and are subject to change.

Worldwide Absolute Return Fund

Dear Shareholder:

The Initial Class of Van Eck Worldwide Absolute Return Fund produced a total return of 8.76% for the year ended December 31, 2006. In comparison, the Fund’s benchmark index, the Citigroup Three-Month U.S. Treasury Bill Index,1 returned 4.76% for the same period.

Choppy spikes characterized the U.S. equity market during the first half of 2006, while the second half saw a rather steady rally. Both market conditions turned out to be imperative in helping the U.S. convertibles market rebound in 2006 from one of its worst years in history. Such market conditions also provided the Fund’s sub-advisers with opportunities to exploit pricing disparities, market inefficiencies, anticipated securities price movements and/or cyclical relationships. For the annual period, various major convertible arbitrage indices gained between 9% and 12%. Despite record investor redemptions in 2006, the convertible primary market was quite robust, and the proceeds raised from new convertible issuance served as something of a stabilizing force in the market. Similarly, equity market neutral indices advanced between 5% and 8% over the year, supported during the first half by a resilient U.S. economy amid rising interest rates, as leading economic statistics, including industrial production, capacity utilization, retail sales and non-farm payroll employment, all indicated positive growth. During the second half of the year, equity market neutral indices were boosted by strong corporate earnings.

Market and Economic Review

The Fund’s major allocations were to U.S. convertible arbitrage and U.S. equity market neutral strategies. This section discusses market conditions for these investment areas.

Convertible Arbitrage

Compared to 2005, which was one of the worst years in history for higher-quality investment grade convertibles, the convertible arbitrage strategy was carried out amid more favorable conditions during 2006. This was due primarily to a richer secondary market resulting from strong returns in the broad U.S. equity market, credit spread tightening and ample new issuance. In fact, 2006 produced the most new issuances of convertibles since 2003 and nearly double that of 2005. On the other hand, the convertible arbitrage market was adversely affected by decreasing volatility and rising fixed income yields following the pause in the U.S. Federal Reserve Board’s interest rate tightening policy that began during the summer.

Equity Market Neutral

During 2006, long positions established based on certain valuation characteristics, such as sales-to-price and cash-flow-to-price ratios, generated positive returns. Companies with strong projected earnings growth also performed well during the period. Taking short positions based on observed negative trends, such as individual stocks’ above-average trading volume and high dividend yields, also proved successful overall. Positions taken based on a company’s strong price momentum detracted from results during the year, as these companies underperformed.

Manager Review

For the year, Gartmore Mutual Fund Capital Trust underperformed its convertible arbitrage peers, while Analytic Investors outperformed its equity market neutral peers. For the fiscal year, Gartmore’s estimated net return of 4% was disappointing, but was offset by Analytic’s superior estimated net return of 17%.

Effective December 13, 2006, the sub-advisory agreement with Gartmore Mutual Fund Capital Trust was terminated. On December 26, 2006, we entered into a sub-advisory agreement with Lazard Asset Management. Thus, as of December 31, 2006, assets were allocated to two of our five qualified sub-advisers, namely Analytic Investors and Lazard Asset Management. However, given that Gartmore served as a sub-adviser for the majority of the annual period, this section discusses both Gartmore’s and Analytic’s strategies and positioning during the twelve months ended December 31, 2006 and introduces the investment strategy that began to be implemented by Lazard Asset Management just days before the end of the year.

Worldwide Absolute Return Fund

Gartmore Mutual Fund Capital Trust—Convertible Arbitrage Strategy

Gartmore continued to seek to identify and capitalize on opportunities in the market for convertible securities. Gartmore’s portion of the Fund produced positive absolute returns, but on a relative basis lagged the convertible arbitrage indices, due primarily to its focus on strong credits. While the sub-adviser’s sound fundamental analysis of each name produced steady cash flows, investment grade convertibles as a whole significantly underperformed their speculative grade counterparts.

At December 13, 2006 when its sub-advisory agreement was terminated, Gartmore’s portion of the Fund was invested approximately 85% in investment grade securities. All holdings had a relatively short duration, and all but one position were hedged. Within what is known as its delta2 hedging strategy, Gartmore achieved a market hedge to slightly heavy hedge in early May, which the Fund benefited from as the equity markets declined. Thereafter, Gartmore started selectively buying in some hedges on a company-specific basis. During the second half of October, Gartmore put on hedges for most of its outright positions.

Analytic Investors—Equity Market Neutral Strategy

Analytic Investors’ process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer, and it believes that portfolios that reflect these biases will add value in the long run. Investor behavior observed during 2006 was quite consistent with that seen over recent years. As a result, Analytic’s investment process was effective, benefiting particularly from an emphasis on companies with above-average sales-to-price ratios. These companies generally performed well, as investors rewarded companies with favorable valuations that were generating strong revenues. Analytic’s portion of the Fund was also effectively positioned in stocks with strong projected earnings growth, as these companies outperformed as well.

For the annual period, Analytic had strong stock selection within the majority of economic areas, with information technology and consumer discretionary being the strongest. Among the best performing stocks for this portion of the Fund was a long position in EchoStar Communications, which performed well after the company reported a fourth-quarter 2005 profit that almost doubled from a year earlier. A long position in Freescale Semiconductors, a producer of semiconductor technology for automotive, consumer and wireless markets worldwide, also added value to the Fund in 2006. The company doubled its first-quarter profits in 2006 and subsequently announced it may be sold for more than $16 billion to a group including Texas Instruments, Blackstone Group LP and Permira Advisors LLP.

Another notable long position adding value to the Fund was Cablevision Systems, whose share price surged after its controlling shareholders, the Dolan family, bid $7.9 billion in cash to take the regional cable operator private. A long position in property and casualty insurance company American Financial Group also performed well after the company reported second-quarter earnings that rose 50.6% from one year prior, boosted by strong insurance operating results and favorable resolution of certain tax issues. A long position in Agere Systems helped Fund performance as well, as its shares rallied after LSI Logic announced it will purchase Agere Systems for $4 billion in stock.

Several short positions also helped the Fund’s relative results during the period. For example, shares of SanDisk plummeted after the flash memory maker posted better-than-expected third-quarter results but forecast a continued decline in flash memory prices. A short position in XM Satellite Radio helped, as its shares moved lower after the company reported a higher-than-expected quarterly loss and was subsequently downgraded by a major brokerage firm from “outperform” to “underperform.” Finally, a short position in PMC-Sierra helped, as its stock moved lower after the company reported a net loss of $0.15 per share for the second quarter compared to a breakeven a year earlier.

Detracting from this portion of the Fund’s performance was a short position in Kinder Morgan, an energy infrastructure provider in the U.S., whose stock moved higher on the news of a buyout offer led by co-founder Richard Kinder. Also, a short

Worldwide Absolute Return Fund

position in Symantec hurt Fund performance after the company handily beat Wall Street’s top- and bottom-line expectations and raised its guidance for the full year, giving a much-needed boost to its stock. A long position in Deluxe Corporation also hurt Fund performance, as its share price moved lower after the largest U.S. printer of checks cut its 2006 earnings forecast in half and was subsequently downgraded by Standard & Poor’s to junk status. Another long position that negatively impacted performance during the annual period was United Rentals, whose shares sank 14% after guiding its earnings lower for 2006.

Analytic intends to continue to emphasize stocks with above-average sales-per-share ratios. Analytic also intends to focus on select companies with attractive cash-flow-to-price ratios, while de-emphasizing companies with higher-than-average dividend yields. Analytic further anticipates continuing to seek to avoid companies with higher-than-average trading volumes and above-average insider selling.

Lazard Asset Management —Global Asset Allocation Strategy

Lazard’s global asset allocation strategy seeks to take advantage of broad capital market opportunities on both a long and short position basis, with all decisions made in the context of a global macroeconomic viewpoint. The strategy is comprised of two components: (1) long alpha3 generating ideas and (2) short global market exposure.

Long alpha investments are opportunistic and thematic in nature but remain consistent with the global viewpoint. Alpha investments will total 100% of capital and will have underlying exposure to both global equity and fixed income investments. The level of short global market exposure against the long alpha investments will likely vary between 0% and 30% of Lazard’s portion of the Fund’s assets. Lazard will seek to implement its global asset allocation strategy by investing primarily in exchange-traded funds (ETFs) and closed-end funds. Through the ETFs and closed-end funds, the underlying equity and fixed income exposure is to more than 500 individual securities.

* * *

Going forward, our management team intends to continue analyzing new strategies that might fit into the Fund’s absolute return objective, while carefully examining their suitability during current market cycles. As indicated, at the end of 2006, the Fund seeded a new sub-adviser, Lazard Asset Management. As the Fund grows, we expect to further diversify Fund assets among sub-advisers and to introduce more directional, macro and arbitrage strategies as appropriate.

Since the sub-advisers are expected to employ aggressive investment strategies and techniques that may each be considered inherently risky and may employ techniques, strategies and analyses based on historic relationships, correlations, assumptions or the occurrence of certain events that may be disrupted, fail to exist or materialize, the Fund and you may lose money. In addition, a sub-adviser may incorrectly assess relative values or the relative values of securities may be affected by factors or events the sub-adviser failed to consider or anticipate.

Although the Fund believes that its policy of using multiple investment sub-advisers (rather than a single sub-adviser) that employ various absolute return strategies may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. Further, because of minimum investment amounts imposed by sub-advisers, the assets of the Fund may be managed by as few as one sub-adviser employing a single investment strategy. At this time, assets are allocated to two of our five qualified sub-advisers, Analytic Investors and Lazard Asset Management. Investment strategies and sub-advisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During these periods, certain absolute return investment and hedging strategies may cease to function as anticipated.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the nondiversification risk. Thus, a

Worldwide Absolute Return Fund

large loss in an individual stock may cause a much larger loss in a non-diversified fund’s value. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in Van Eck Worldwide Absolute Return Fund, and we look forward to helping you meet your investment goals in the future.

Jan F. van Eck Investment Team Member	Hao-Hung (Peter) Liao Investment Team Member

January 23, 2007

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The Citigroup Three-Month U.S. Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to the market. The index represents an average of the last three three-month Treasury Bill issues, and returns are calculated on a monthly basis.

2 Delta is a measure of the relationship between an option price and the underlying futures contract or stock price. For a call option, a delta of 0.50 means a half-point rise in premium for every dollar that the stock goes up. For a put option contract, the premium rises as stock prices fall. As options near expiration, in-the-money contracts, or option contracts on a stock whose current market price is above the striking price of a call option or below the striking price of a put option, approach a delta of 1.

3 Alpha is a measure of volatility where the reasons for the volatility have to do with the inherent characteristics of a particular security as distinguished from market conditions. A stock with an alpha factor of 1.25 is projected to rise by 25% in a year on the strength of its inherent values such as growth in earnings per share and regardless of the performance of the market as a whole.

Worldwide Absolute Return Fund

Sector Weighting Net Exposure*
as of December 31, 2006 (unaudited)

____________
*	Net exposure was calculated by adding long and short positions. Percentage of net assets. Portfolio is subject to change.

Worldwide Absolute Return Fund Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Worldwide Absolute Return Fund made at its inception with a similar investment in the Citigroup Three-Month U.S. Treasury Bill Index.

Van Eck Worldwide Absolute Return Fund (Initial Class)
vs. Citigroup Three-Month U.S. Treasury Bill Index

Average Annual Total Return 12/31/06	One Year	Since Inception
Van Eck Worldwide Absolute Return Fund (Initial Class)[1]	8.76%	2.32%
Citigroup Three-Month U.S. Treasury Bill Index	4.76%	2.63%

1Inception date for the Van Eck Worldwide Absolute Fund (Initial Class) was 5/1/03; index returns are calculated as of the nearest month end (4/30/03).

Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup Three-Month U.S. Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to the market. The Index represents an average of the last three three-month Treasury Bill issues, and returns are calculated on a monthly basis.

Worldwide Absolute Return Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2006-
		July 1, 2006	December 31, 2006	December 31, 2006
Initial Class	Actual	$1,000.00	$1,039.10	$15.47
	Hypothetical**	$1,000.00	$1,010.03	$15.25

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2006) of 3.01% on Initial Class, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

**	Assumes annual return of 5% before expenses.

Worldwide Absolute Return Fund
Schedule of Investments
December 31, 2006
Number
of Shares		Value

COMMON STOCKS: 49.8%

Basic Materials: 1.3%
1,237	Celanese Corp.	$32,014
3,191	Huntsman Corp. †	60,533
8	Valhi, Inc.	208
		92,755
Communications: 6.6%
4,645	Cablevision Systems Corp.	132,290
2,801	EchoStar Communications
	Corp. †	106,522
3,179	Idearc, Inc. †	91,078
2,861	Qwest Communications
	International, Inc. †	23,947
79	Telephone & Data Systems, Inc.	4,292
1,656	US Cellular Corp. †	115,241
		473,370
Consumer Cyclical: 10.5%
4,633	AMR Corp. †	140,056
1,305	Ford Motor Co.	9,800
4,108	General Motors Corp.	126,198
11,407	Goodyear Tire & Rubber Co. †	239,433
4,278	Ingram Micro, Inc. †	87,314
808	Tech Data Corp. †	30,599
1,771	UAL Corp. †	77,924
809	WESCO International, Inc. †	47,577
		758,901
Consumer Non-Cyclical: 9.7%
1,180	AmerisourceBergen Corp.	53,053
523	Avis Budget Group, Inc. †	11,344
2,128	Humana, Inc. †	117,700
1,781	Kroger Co.	41,088
2,553	Loews Corp. - Carolina Group	165,230
2,950	McKesson Corp.	149,565
1,633	Medco Health Solutions, Inc. †	87,267
347	Tyson Foods, Inc.	5,708
2,683	United Rentals, Inc. †	68,229
		699,184
Energy: 0.4%
787	Forest Oil Corp. †	25,719
Financial: 2.8%
2,718	American Financial Group, Inc.	97,603
1,479	Fannie Mae	87,838
1	First Citizens BancShares, Inc.	203
74	Rayonier, Inc.	3,038
126	Transatlantic Holdings, Inc.	7,824
169	WR Berkley Corp.	5,832
		202,338

Number
of Shares		Value

Industrial: 12.9%
6,134	Arrow Electronics, Inc. †	$193,528
8,026	Avnet, Inc. †	204,904
148	Brink’s Co.	9,460
4,919	Crown Holdings, Inc. †	102,905
2,425	Eastman Kodak Co.	62,565
1,466	Flowserve Corp. †	73,989
1,547	Fluor Corp.	126,313
1,388	Jacobs Engineering Group, Inc. †	113,177
1,776	Owens-Illinois, Inc. †	32,767
273	Ryder System, Inc.	13,939
562	Solectron Corp. †	1,810
		935,357
Technology: 5.2%
4,408	Agere Systems, Inc. †	84,501
1,946	Computer Sciences Corp. †	103,858
6,870	Electronic Data Systems Corp.	189,269
		377,628
Utilities: 0.4%
1,793	CMS Energy Corp. †	29,943

Total Common Stocks
(Cost: $3,192,923)		3,595,195

EXCHANGE TRADED FUNDS: 15.4%

1,080	iShares Lehman 7-10 Year
	Treasury Bond Fund	89,057
1,000	iShares Lehman 20+ Year
	Treasury Bond Fund	88,420
3,200	iShares MSCI Canada
	Index Fund	80,800
1,380	iShares S&P Global Technology
	Sector Index Fund	80,482
1,200	KBW Regional Banking ETF	60,204
40,900	MFS Multimarket Income Trust	246,218
4,000	PowerShares Dynamic
	Oil & Gas Services Portfolio	79,320
6,485	PowerShares Global Water
	Portfolio	119,518
3,700	PowerShares International
	Dividend Achievers Portfolio	69,893
1,300	Vanguard Dividend
	Appreciation ETF	69,966
1,140	WisdomTree DIEFA High-
	Yielding Equity Fund	70,463
850	Vanguard Materials ETF	60,112

Total Exchange Traded Funds
(Cost: $1,121,032)		1,114,453

See Notes to Financial Statements

Worldwide Absolute Return Fund
Schedule of Investments
December 31, 2006 (continued)
		Principal
		Amount	Value
REPURCHASE AGREEMENT: 13.1%
State Street Bank & Trust Co.
4.30% (dated 12/29/06, due 1/2/07,
repurchase price $945,452,
collateralized by $975,000
Federal Home Loan Bank,
4.375%, due 9/17/10 with a
value of $968,074) (Cost: $945,000)		$945,000	$945,000
Total Investments: 78.3%
(Cost: $5,258,955) (a)			$5,654,648
Other assets less liabilities: 21.7%)			1,571,684
NET ASSETS: 100.0%			$7,226,332

Number
of Shares
SECURITIES SOLD SHORT: (48.6)%
Basic Materials: (1.7)%
(1,384)	Cabot Corp.		(60,301)
(3,009)	Louisiana-Pacific Corp.		(64,784)
			(125,085)
Communication: (8.1)%
(3,474)	CBS Corp. (Class B)		(108,319)
(1,918)	Ciena Corp. †		(53,140)
(10,082)	Discovery Holding Co †		(162,219)
(58)	Hearst-Argyle Television, Inc.		(1,479)
(1)	JDS Uniphase Corp. †		(10)
(7,562)	Juniper Networks Inc. †		(143,224)
(1,587)	Liberty Media Corp. -
	Interactive †		(34,232)
(875)	Qualcomm, Inc.		(33,066)
(557)	RH Donnelley Corp. †		(34,941)
(419)	SBA Communications Corp. †		(11,523)
(138)	XM Satellite Radio Holdings,
	Inc. †		(1,994)
			(584,147)
Consumer Cyclical: (6.7)%
(25)	Fastenal Co.		(897)
(1,854)	PACCAR, Inc.		(120,324)
(14,171)	Southwest Airlines Co.		(217,100)
(2,230)	Tiffany & Co.		(87,505)
(1,655)	Wendy’s International, Inc.		(54,764)
			(480,590)

Number
of Shares		Value
Consumer Non-Cyclical: (11.5)%
(462)	Abraxis BioScience , Inc. †	$(12,631)
(1,151)	Allergan, Inc.	(137,821)
(4,705)	Amylin Pharmaceuticals, Inc. †	(169,709)
(7,251)	Boston Scientific Corp. †	(124,572)
(831)	Brookdale Senior Living, Inc.	(39,888)
(592)	Career Education Corp. †	(14,670)
(65)	Cooper Cos., Inc.	(2,893)
(230)	Moody’s Corp.	(15,884)
(3,031)	Whole Foods Market, Inc.	(142,245)
(2,867)	Wm. Wrigley Jr. Co.	(148,281)
(403)	Wm. Wrigley Jr. Co. (Class B)	(20,714)
		(829,308)
Diversified: (0.2)%
(553)	Leucadia National Corp.	(15,595)
Financial: (3.1)%
(16,045)	Hudson City BanCorp, Inc.	(222,705)
Industrial: (3.5)%
(13,949)	Gentex Corp.	(217,046)
(395)	Stericycle, Inc. †	(29,823)
(219)	Zebra Technologies Corp. †	(7,619)
		(254,488)
Technology: (11.2)%
(448)	Broadcom Corp. †	(14,475)
(1,230)	Mastercard , Inc.	(121,143)
(585)	NAVTEQ Corp. †	(20,457)
(3,874)	Paychex, Inc.	(153,178)
(8,700)	PMC - Sierra, Inc. †	(58,377)
(3,905)	Rambus, Inc. †	(73,922)
(5,212)	Salesforce.com , Inc. †	(189,977)
(1,359)	SanDisk Corp. †	(58,478)
(3,470)	Silicon Laboratories, Inc. †	(120,235)
		(810,242)
Utilities: (2.6)%
(2,466)	Aqua America , Inc.	(56,175)
(3,882)	Duke Energy Corp.	(128,921)
		(185,096)

Total Securities Sold Short
(Proceeds: $3,539,265)		$(3,507,256)

†	- Non-Income Producing
(a)	- Securities segregated for securities sold short with a market value of $5,654,648

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value (Cost: $5,258,955)	$5,654,648
Cash	3,465,222
Receivables:
From securities sold short	2,766,761
Shares of beneficial interest sold	23,150
Dividends and interest	1,436
Prepaid expenses	1,642
Total assets	11,912,859
Liabilities:
Payables:
Investments purchased	1,121,032
Securities sold short (proceeds $3,539,265)	3,507,256
Dividends on secuirites sold short	5,959
Shares of beneficial interest redeemed	98
Due to Adviser	12,925
Accrued expenses	39,257
Total liabilities	4,686,527
NET ASSETS	$7,226,332

Shares of beneficial interest outstanding	679,512
Net asset value, redemption and offering price per share	$10.63
Net Assets consist of:
Aggregate paid in capital	$6,604,136
Unrealized appreciation of investments and securities sold short	427,702
Undistributed net investment income	52,283
Undistributed net realized gain on investments and securities sold short	142,211
$7,226,332

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Operations
Year Ended December 31, 2006

Income:
Dividends		$49,690
Interest		233,596
		283,286

Expenses:
Management fees	$182,535
Dividends on securities sold short	49,802
Reports to shareholders	26,157
Transfer agent fees	12,036
Custodian fees	10,606
Professional fees	8,675
Insurance	4,524
Trustees’ fees and expenses	1,532
Other	1,766
Total expenses	297,633
Expenses assumed by Adviser	(56,362)
Expense offset arising from credits on cash balances maintained with custodian	(10,606)
Net expenses		230,665
Net investment income		52,621

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold		299,360
Net realized loss on securities sold short		(124,759)
Net change in unrealized appreciation (depreciation) of investments		295,115
Net change in unrealized appreciation (depreciation) of securities sold short		83,336
Net realized and unrealized gain on investments		553,052

Net Increase in Net Assets Resulting from Operations		$605,673

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment income (loss)	$52,621	$(4,567)
Net realized gain on investments and securities sold short	174,601	78,979
Net change in unrealized appreciation (depreciation)
of investments and securities sold short	378,451	(72,599)
Net increase in net assets resulting from operations	605,673	1,813

Distributions to shareholders from:
Net realized capital gains	(41,962)	—

Share transactions*:
Proceeds from sales of shares	3,980,497	2,826,060
Reinvestment of distributions	41,962	—
Cost of shares redeemed	(3,497,711)	(2,158,662)
Net increase in net assets resulting from share transactions	524,748	667,398
Total increase in net assets	1,088,459	669,211

Net Assets:
Beginning of year	6,137,873	5,468,662
End of year (including undistributed net investment income (loss) of
$52,283 and ($96), respectively)	$7,226,332	$6,137,873

*Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	389,281	286,074
Reinvestment of distributions	4,252	—
Shares redeemed	(337,442)	(218,602)
Net increase	56,091	67,472

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Cash Flows
Year Ended December 31, 2006

Cash flows from operating activities
Net increase in net assets resulting from operations	$605,673
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long term securities	(9,049,925)
Proceeds from sale of long term securities	9,949,491
Purchases of short term investments	(945,000)
Proceeds of short sales of long term securities	8,022,850
Purchases of short sale covers of long term securities	(8,290,702)
Increase in receivable from broker	(49,423)
Decrease in dividends and interest receivable	19,008
Increase in payable for investments purchased	1,121,032
Decrease in prepaid expenses and other assets	1,234
Increase in dividends payable on securities sold short	1,018
Increase in due to Adviser	17,941
Decrease in accrued expenses	(3,909)
Net realized gain from investments	(174,601)
Change in unrealized appreciation of investments	(378,452)
Net cash used in operating activities	846,235

Cash flows from financing activities
Proceeds from sales of shares	3,974,549
Cost of shares redeemed	(3,497,654)
Net cash provided by financing activities	476,895
Net increase in cash	1,323,130

Cash, beginning of year	2,142,092
Cash, end of year	$3,465,222
Supplemental disclosure of cash flow information:
Short sale dividends paid during the year	$48,784

See Notes to Financial Statements

Worldwide Absolute Return Fund

Financial Highlights
For a share outstanding throughout the period:

				May 1, 2003*
	Year Ended December 31,			to December 31,
	2006(e)	2005	2004	2003

Net Asset Value, Beginning of Period	$9.85	$9.84	$10.02	$10.00
Income (Loss) From Investment Operations:
Net Investment Income (Loss)	0.08	(0.01)	(0.14)	(0.03)
Net Realized and Unrealized Gain on Investments	0.77	0.02	0.11	0.05
Total from Investment Operations	0.85	0.01	(0.03)	0.02
Less Distributions from:
Net Realized Capital Gains	(0.07)	—	(0.15)	—
Net Asset Value, End of Period	$10.63	$9.85	$9.84	$10.02
Total Return (a)	8.76%	0.10%	(0.30)%	0.20	%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$7,226	$6,138	$5,469	$5,922
Ratio of Gross Expenses to Average Net Assets	3.72%	4.64%	5.00%	7.06	%(c)
Ratio of Net Expenses to Average Net Assets (b)	3.16%	3.47%	3.46%	3.09	%(c)
Ratio of Net Investment Income to Average Net Assets	0.72%	(0.08)%	(1.45)%	(0.57	)%(c)
Portfolio Turnover Rate	182%	140%	126%	63%

________
(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, rein- vestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

Excluding dividends on securities sold short, the ratio of net expenses to average net assets would be 2.48%, 2.50%, 2.50% and 2.23% for the periods ended December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

(c)	Annualized
(d)	Not annualized
(e)	Gartmore Mutual Fund Capital Trust resigned as sub-adviser to the Fund effective December 13, 2006. Lazard Asset Management began to operate as a sub-adviser to the Fund effective December 26, 2006.
*	Commencement of operations.

See Notes to Financial Statements

Worldwide Absolute Return Fund

Notes To Financial Statements

December 31, 2006

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Absolute Return Fund (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles.

Note 2—Significant Accounting Policies—The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures contracts are valued using the closing price reported at the close of the respective exchange. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

D. Securities Sold Short— A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Securities sold short at December 31, 2006 are reflected in the Schedule of Investments. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization on premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

Note 3—Management Agreement—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 2.50% on the average daily net assets. The Adviser agreed to assume expenses, exceeding 2.50% of average daily net assets, except for interest, taxes, dividends on securities sold short, brokerage commissions and extraordinary expenses for the period May 1, 2006 through April 30, 2007. For the year ended December 31, 2006, the Adviser assumed expenses in the amount of $56,362. During the year ended December 31, 2006, the Adviser reimbursed the Fund $665 for legal expenses previously charged to the Fund. Certain of the officers of the trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

As of December 31, 2006, the Fund had two sub-advisers, Analytic Investors, Inc. (“Analytic”) and Lazard Asset Management LLC (Lazard). Lazard commenced being one of the Fund’s sub-advisers on December 26, 2006, after its predecessor, Gartmore Mutual Fund Capital Trust, and the Fund terminated its sub-advisory agreement. The Adviser directly paid sub-advisory fees to Analytic at a rate 1.00% of the portion of the average daily net assets of the Fund managed by Analytic and to Lazard at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by Lazard.

Note 4—Investments—For the year ended December 31, 2006, the cost of purchases and proceeds from sales of investments other than U.S. government securities and short-term obligations aggregated $9,049,925 and $9,949,491, respectively. For the year ended December 31, 2006, proceeds of short sales and the cost of purchases of short sale covers aggregated $8,022,850 and $8,290,702, respectively.

Worldwide Absolute Return Fund

Notes To Financial Statements (continued)

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2006 was $5,291,067 and net unrealized appreciation aggregated $363,581 of which $408,765 related to appreciated securities and $45,184 related to depreciated securities.

At December 31, 2006, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$139,042
Undistributed long term capital gains	98,196
Accumulated capital and other losses	(10,217)
Unrealized appreciation	395,590
Total	$622,611

The tax character of distributions paid to shareholders during the year ended December 31, 2006, consisted of long term capital gains of $41,962.

During 2006, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $242 and increased undistributed realized gain by $242. Net assets were not affected by this reclassification. This difference was primarily due to investments in Real Estate Investment Trusts.

Note 6—Concentration of Risk—The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

At December 31, 2006, Van Eck Securities Corp. owned approximately 19% of the outstanding shares of beneficial interest of the Fund. Additionally, the aggregate shareholder accounts of four insurance companies own approximately 32%, 26%, 16% and 6% of the outstanding shares of beneficial interest of the Fund.

Note 7—Trustee Deferred Compensation Plan—The Trust has established a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2006, the net value of the asset and corresponding liability of the Fund’s portion of the Plan was $385.

Note 8—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 9—New Accounting Policies—In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) notified the industry that the implementation of the Interpretation must be incorporated no later than the last day on which a net asset value is calculated preceding the Fund’s 2007 semi-annual report. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 10—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

Worldwide Absolute Return Fund

Notes To Financial Statements (continued)

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 11—Subsequent Event—A dividend of $0.08 per share from net investment income and a distribution of $0.275 per share from net realized capital gains ($0.13 per share short-term and $0.145 per share long-term) were paid on January 31, 2007 to shareholders of record of the Initial Class Shares with a reinvestment date of January 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Absolute Return Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Absolute Return Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2006, the related statement of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Absolute Return Fund at December 31, 2006, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
February 13, 2007

Worldwide Absolute Return Fund

Board of Trustees/Officers (unaudited)

Position(s),
	Term of		Number of
	Office[2]		Portfolios
	and Length		in Fund	Other
Trustee’s	of Time	Principal	Complex[3]	Directorships
Name, Address[1]	with the	Occupation(s) During	Overseen	Held Outside
and Age	Trust	Past 5 Years	by Trustee	Fund Complex[3]
Independent Trustees:
Jon Lukomnik	Trustee since	Managing Partner, Sinclair Capital LLC;	9	None
50‡¶	March 2006	Consultant to various asset management
companies.

David J. Olderman	Trustee	Private Investor	9	Director of Ladig, Inc.
70‡¶	since 1994			and Minnesota Public
Radio.

Wayne H. Shaner	Trustee since	Managing Partner, Rockledge Partners	9	Director, The Torray
59‡¶	March 2006	LLC, since September 2003; Public		Funds, since 1993
		Member Investment Committee, Maryland		(Chairman of the Board
		State Retirement System since 1991; Vice		since December 2005).
President, Investments, Lockheed Martin
Corporation (formerly Martin Marietta
Corporation), 1976-September 2003.

R. Alastair Short	Vice Chairman	Managing Director, The GlenRock	12	None
53‡¶	and Trustee	Group, LLC (private equity investment
	since June 2004	firm), May 1, 2004 to present; President,
Apex Capital Corporation (personal
investment vehicle), Jan. 1988 to
present; President, Matrix Global
Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.	Chairman and	President and CEO, SmartBrief, Inc.	12	None
Stamberger	Trustee
47‡¶	since 1994

Worldwide Absolute Return Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Officers:
Charles T. Cameron	Vice President since 1996	Director of Trading, Van Eck Associates Corporation; Co-Portfolio
46		Manager, Worldwide Bond Fund Series; Officer of three other
investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation and President, Van Eck
50	and President since 2004	Securities Corporation since February 2004; Private Investor, June
2003 – January 2004; Independent Consultant, Waddell & Reed,
Inc., April 2003 – May 2003; Senior Vice President, Waddell & Reed,
Inc., December 2002 – March 2003; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
Mackenzie Investment Management Inc., April 1985 – December
2002. President/Chief Executive Officer/Director, Ivy Mackenzie
Distributors, Inc., June 1993 – December 2002; Chairman/Director/
President, Ivy Mackenzie Services Corporation, June 1993 – December
2002; Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
52		Mutual Fund Operations, Van Eck Securities Corporation; Officer of
three other investment companies advised by the Adviser.

Thomas K. Lynch	Chief Compliance Officer	Chief Compliance Officer, Van Eck Associates Corporation and
50	since 2006	Van Eck Absolute Return Advisers Corp., since January 2007; Vice
President, Van Eck Associates Corporation and Van Eck Absolute
Return Advisers Corp., and Treasurer of Van Eck Mutual Funds, April
2005 – December 2006; Second Vice President, Investment
Reporting, TIAA-CREF, January 1996 – April 2005; Senior Manager,
Audits, Grant Thornton, December 1993 – January 1996; Senior
Manager, Audits, McGladrey & Pullen, December 1986 –
December 1993; Officer of three other investment companies
advised by the Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel and Secretary, Van Eck
58	and Secretary since	Associates Corporation, Van Eck Securities Corporation and Van Eck
	2005	Absolute Return Advisers Corp., since December 2005; Managing
Director, Chatsworth Securities LLC, March 2001 – November 2005;
Private Investor/Consultant, September 2000 – February 2001;
Executive Vice President and General Counsel, Mainstay
Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Worldwide Absolute Return Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years
Alfred J. Ratcliffe	Vice President and Treasurer	Vice President, Van Eck Associates Corporation since November
59	since December 2006	2006; Vice President and Director of Mutual Fund Accounting and
Administration, PFPC, March 2000 to November 2006; First Vice
President and Treasurer, Zweig Mutual Funds, March 1995 to
December 1999; Vice President and Director of Mutual Fund
Accounting and Administration, The Bank of New York, December
1987 to March 1995; Officer of three other investment companies advised by the Adviser.

Jonathan R. Simon	Vice President and	Vice President, Associate General Counsel, Van Eck Associates
32	Assistant Secretary	Corporation, Van Eck Securities Corporation and Van Eck Absolute
	since 2006	Return Advisers Corp. since August 2006, Associate, Schulte Roth &
Zabel LLP, July 2004 – July 2006; Associate, Carter Ledyard &
Milburn LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President	Senior Vice President and Chief Financial Officer, Van Eck Associates
51	and Chief Financial	Corporation; Senior Vice President, Chief Financial Officer, Treasurer
	Officer since 1985	and Controller, Van Eck Securities Corporation and Van Eck Absolute
Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4]	Executive Vice President	Director of Van Eck Associates Corporation; Director and Executive
42	since 2004	Vice President, Van Eck Securities Corporation; Director and
Executive Vice President, Van Eck Absolute Return Advisers Corp.;
Director, Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4]	Executive Vice President	Director and Executive Vice President, Van Eck Associates
43	since 2005	Corporation; Director, Executive Vice President and Chief
Compliance Officer, Van Eck Securities Corporation; Director and
President, Van Eck Absolute Return Advisers Corporation; Director,
Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust;
Officer of three other investment companies advised by the Adviser.

___________________
[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.
[2]	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

Worldwide Absolute Return Fund (unaudited)

Approval of Sub-Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a Fund and its investment adviser will be entered into only if it is approved by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering entering into a sub-advisory agreement with Lazard Asset Management, LLC (“Lazard”), the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Fund’s Adviser (the “Adviser”), and Lazard at the in person meeting of the Board held on December 6, 2006 to consider the matter. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the sub-advisory agreement with Lazard, its terms, and the services to be provided and fee to be paid to Lazard thereunder; and information regarding Lazard’s organization, personnel, investment strategies and key compliance procedures.

In considering whether to approve the sub-advisory agreement with Lazard, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by Lazard; (2) the capabilities and background of Lazard’s investment personnel, and the overall capabilities, experience, resources and strengths of Lazard in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with Lazard and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of Lazard to implement its investment strategy for the Fund with as little as $2.0 million in assets of the Fund at the inception of the sub-advisory relationship; (5) the scalability of Lazard’s processes and procedures over time; and (6) the Fund’s structure and the manner in which Lazard’s investment strategy will assist the Fund in pursuing its investment objectives.

The Board considered additional factors with respect to the Fund and its other sub-advisers, which will consist (without Lazard) of the following (effective December 31, 2006): Analytic Investors, Inc. (“Analytic”), AXA Rosenberg Investment Management LLC, Martingale Asset Management, L.P., and PanAgora Asset Management, Inc. The Board noted that, because of minimum investment requirements of the various sub-advisers (without Lazard), effective December 31, 2006, without Lazard as a sub-adviser, Analytic would be the only sub-adviser managing a portion of the Fund’s assets. The Board concluded that it would be in the interest of the Fund to expand the range of allowable investments and sub-advisers for the Fund in pursuing its investment objective.

The Board concluded that Lazard is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that Lazard’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategy employed by the Fund’s other active sub-adviser.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with Lazard. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with Lazard.

[This page intentionally left blank]

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	99 Park Avenue, New York, NY 10016	www.vaneck.com
Account Assistance	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $161,600 for 2006 and $157,600 for 2005.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $4,147 for 2006 and $40,583 for
     2005.

c)   Tax Fees

     Ernst & Young billed tax fees of $19,250 for 2006 and $21,469 for 2005.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not  applicable.

Item 6.   SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Absolute Return Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Absolute Return Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE ABSOLUTE RETURN FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  February 23, 2007
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  February 23, 2007
     -------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  February 23, 2007
     -------------------